                                                                  EXHIBIT (c)(2)

                                   Homestead
                                   ---------
                                     Village.



                                Fairness Option

                                  May 2, 2000



                                 CONFIDENTIAL

                                    [LOGO]
                              Stern Stewart & Co.

                                                                         [LOGO]
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                                                                       Village.
TABLE OF CONTENTS



                I.   EXECUTIVE SUMMARY
                ----------------------------------------------------------------

                II.  SUPPORTING ANALYSIS
                ----------------------------------------------------------------



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                             I. EXECUTIVE SUMMARY

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EXECUTIVE SUMMARY


o        Industry stock prices have fallen significantly; HSD LTM TSR = -18.8%, peer portfolio TSR = -17.2%,
         S&P Hotel Index TSR = -36.9%

o        HSD 52 Week High = $5.13, Low = $1.88; Pre SCZ-Offer closing price on 3/23/00 = $2.69

o        HSD 1999 EBITDA margin = 41.9% versus peer median EBITDA margin = 41.1%

o        HSD TMV/EBITDA @ $ 4.10/share = 10.5x
         -  HSD @ $2.69 = 8.7x
         -  Peer median = 8.2x

o        Comparable lodging transactions median TMV/EBITDA = 9.0x
         -  Implies price = $3.37/share based on HSD 1999 EBITDA = $94.6 million and price = $4.63/share based on HSD 2000 EBITDA = $111.3 million[1]

o        Premiums paid in comparable lodging transactions (1998 & 1999) range from 17.7%-to-35.9% versus
         52.9% premium implicit in $4.10 per share purchase price

o        Peer company 1999 Sale and Leaseback transactions imply value = $4.06/share

o        HSD 1999 Sale and Leaseback implies value = $4.29/share

[1] HSD actual 1st Qtr. 2000 EBITDA exceeded budget. Using Stern Stewart's revised 2000 EBITDA = $114.0 and based on 9.0x TMV/EBITDA multiple implies value = $4.83

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EXECUTIVE SUMMARY, (CONT'D)


o      Market Value Added (MVA) increases $176 million from -$376 million based on stock price
       = $2.69/share to -$200 million based on price = $4.10/share
       -  HSD growth value implicit in Total Market Value increased from 38% based on stock price of
          $2.69/share to 49% based on $4.10/share, versus peer median growth value of 10%

o      Based on management forecast extended to ten years by Stern Stewart, Stern Stewart's median DEVA(R)
       and DCF value = $4.31/share and based on Stern Stewart's revision of management's forecast due to improved 1st Qtr. 2000 results, median value = $4.86/share

       -  Weighted average cost of capital ranges from 7.8%-to-8.7%
       -  Cost of equity ranges from 10.3%-to-12.4%

o      Implied value per room ranges from $40,767/room based on $2.69/share to $45,455/room based on
       $3.40/share to $50,078/room based on $4.10/share


           SCZ Purchase Price of $4.10 is Fair to Public Shareholders

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EXECUTIVE SUMMARY

                                  [BAR CHART]

                                 Premium = 52.4%

Peer Multiples     Transactions      Comps. S&L          HSD S&L        10-Yr. DCF
--------------     ------------      ----------          -------        ----------
 $2.69-$3.94        $3.37-$4.63      $4.06-$4.20       $4.29-$4.43     $3.76-$5.45


Pre-Offer           Final Price
 $2.69                  $4.10


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II. SUPPORTING ANALYSIS

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================================================================================

STOCK PRICE PERFORMANCE

May 1, 1997 - April 30, 2000


                                  [LINE GRAPH]

                   HSD       Peers     S&P Hotel    S&P 500
                --------    --------   --------    --------
05/01/97             100         100        100         100
                     100    107.4794   103.2891    101.5006
                 99.3007    104.9277   105.1196    102.1965
                 99.3007    102.0173   105.2227     104.328
                 96.5035    104.1591   103.2591    104.5193
                 99.3007    105.1569    103.635    105.7575
                 96.5035    101.6752   101.8347    110.0642
                94.40559      101.72   106.8812    110.7438
                100.3497    103.3517   104.1034    109.3619
                 98.6014    104.7392   108.3163    112.9849
                94.05594    102.0117   107.7527    113.0058
                93.35664    104.2772   114.6843     112.847
                102.0979    107.3445   116.1774    115.7104
                 98.6014    107.0487   116.4872    116.7932
                93.00699     104.751    116.883    115.1252
                92.30769    100.5439   113.7141    111.0884
                91.95804    100.2189    115.532    113.8933
                93.70629    112.4021   113.5979    110.9238
                 97.9021    116.3172   114.7811    114.5527
                 97.9021    124.6091   115.2566    113.9682
                104.5455    125.2868   118.8085    117.2414
                 99.3007    123.5285   116.2398    116.6302
                 99.3007    128.7827   123.4188    119.0698
                 101.049    123.5092   127.2422    119.3583
                92.65734    117.8483   123.1043    116.5129
                89.51049     113.577   130.2901    116.2119
                89.51049    107.8365   122.5572    112.8783
                88.81119    109.1955   124.5475     114.513
                95.45455    105.8285    122.708    114.6683
                90.90909    110.5934   125.0666    118.9181
                87.41259    106.7553   125.2648    118.0087
                92.65734    109.0477   127.1647    121.5039
                87.41259    101.4813   121.9433    117.7403
                83.91608    86.06677   118.8609     116.938
                85.31469    85.76747   122.2384     115.665
                86.01399    91.69626   125.7344    120.3913
                83.56643    89.80718   124.2787    114.4405
                83.91608    86.33875   121.4491    118.5516
                81.46853    85.94769   126.0212    118.0776
                81.81818    89.20486   122.2902    120.8792
                85.31469    96.78134   126.1851     124.843
                83.56643    101.2587   127.5503     125.833
                81.11888    102.1629   126.2865    127.6043
                79.72028    102.4045   131.0225    129.4986
                77.97203    107.6498   137.4557    130.3422
                77.97203    104.8629   139.5369    131.9775
                82.51748    102.3804   143.5741    135.7113
                88.11189    101.1106   143.0932    135.2804
                84.26573    100.9799   135.0813    138.6249
                84.61538    101.6474   136.0917    137.1795
                89.51049    102.4262    143.601    138.6724
                84.61538    99.70204   130.8948    136.8407
                81.46853    102.8277   130.0117    138.4959
                80.76923    101.3968   132.6415    136.9384
                76.92308    98.24472   131.7498    137.1204
                81.11888      96.333   135.3123    137.3711
                83.91608    93.70652   132.5573    134.9615
                74.12587    93.11816   130.0571    137.8236
                71.67832    90.24719   124.5233    136.0095
                67.13287    88.96515   127.3733    136.2468
                61.53846    90.26741   124.3981    140.2477
                72.72727    91.63463   122.3211    141.8929
                70.27972    91.89738   121.3856    144.1531
                67.83217    92.06879     118.09    146.9137
                61.53846    88.18303    120.329    141.1264
                59.44056    81.03384   116.0546    138.6621
                55.24476    75.27388   115.0932    134.7848
                56.29371    70.19745   117.0658    131.5101
                51.74825    70.48224     114.58     133.814
                47.55245    65.45857   109.8423    126.9892
                 45.1049    55.00363   95.07485    120.2756
                44.75524    54.85457   95.58803    124.5938
                40.90909    52.36979   89.57061    125.9907
                49.65035    55.64464   89.37356    129.0074
                41.60839     59.9569   82.68705     123.755
                30.06993    55.84326   71.33325    121.5332
                22.37762    58.33209   80.51491    130.1268
                25.52448    60.94063    88.9298    131.8835
                34.96503    59.95234   94.88799    135.3315
                39.86014    67.51637   96.85813    140.4963
                39.16084    64.13622   95.69603    138.6686
                38.11189    62.70786   98.10494    143.2829
                36.36364    62.06364   103.8568    146.8323
                33.56643    61.11816   100.7854    144.9435
                28.67133     59.3283   99.59069    143.7271
                22.37762    59.30459    95.5657    146.3782
                20.97902    56.96141   96.06313    151.0247
                25.17483    68.85122   102.3689    151.4374
                23.77622    67.30263   104.8042    157.0381
                24.47552    71.14087   99.55267    153.0823
                22.72727    67.06398   100.8324    150.8529
                23.77622    67.76202   109.1787    157.4505
                22.02797    65.31319   108.3734    152.4623
                22.02797    64.08254   103.7051    151.3902
                18.88112    61.74654   99.55702    152.5355
                19.23077    61.01266   103.5854    152.4708
                20.62937    57.85893   101.2219    157.0401
                19.58042    57.18254   104.0991    159.4344
                17.83217    60.50619   105.5485    160.0298
                13.63636    58.92084   101.6485    157.9935
                15.38462    59.44899   107.4833    159.3758
                14.68531    60.08674   110.9051    166.0133
                15.38462    62.51678   111.1426    162.3723
                15.73427    61.54094   105.1926    166.9791
                22.37762    59.59674   102.1305    164.3346
                16.43357    60.26821   104.2707    165.5891
                15.73427    59.69315    108.148    164.7974
                15.38462    61.40768   106.8752    163.9015
                16.43357    60.00633   98.07882    160.4082
                16.08392    60.44331   97.50126    163.6118
                13.28671    56.64318   103.2725    159.4156
                15.03497    55.71967   110.3144    165.3831
                14.68531    58.89541   109.9722    161.9633
                13.28671    62.33917   110.0333    171.0935
                11.88811    61.56149   111.8765    172.6359
                12.93706    56.84544   109.7537    174.5461
                12.93706    59.09489   110.0988    166.7811
                12.58741    53.93155   104.5408    163.3195
                11.88811    54.36442   100.1359     159.859
                12.23776    54.61656   100.0354    163.2518
                13.28671    53.51686   104.0996    164.3766
                13.63636    50.19151   107.7162    165.8339
                15.38462    48.40263   99.50909    166.9997
                15.73427    48.40263   97.56979    166.3434
                15.38462    46.21952   92.27604    164.3907
                14.33566    46.10455   99.09852    157.0911
                14.68531    44.36577   96.44727    157.8131
                15.03497    43.57437   98.82585    164.2664
                15.03497    41.78413   92.46037    174.4811
                14.33566    42.94278   93.68138    159.1132
                14.33566    43.70506   98.26348    166.4739
                13.98601    46.54101   99.27006    167.3958
                13.98601     47.0037   99.21316    170.6034
                13.98601    46.91901   106.2067    173.7863
                12.93706    45.62508   102.9506     173.152
                12.93706    47.27238   99.21754    175.2474
                13.63636    44.95169   101.5392    173.2755
                11.53846    44.25841   96.45603    173.8143
                12.23776    41.80449   99.01841    178.3465
                11.88811    40.68605   102.3401     179.704
                12.58741    41.40041   101.1626    176.3326
                13.63636     40.4063   103.1975    179.2252
                13.63636    41.36836   106.1095    176.3014
                13.63636    41.93408   94.98985    166.1135
                13.63636    40.43918   96.24851    173.8123
                12.23776    39.82271   93.80573    169.2764
                11.53846    42.93078   76.59226    164.2354
                11.88811    41.85751   71.11685    162.7094
                11.88811    41.88505    65.0099    171.7662
                13.98601    44.24439   59.87437    170.0863
                14.68531    45.80069   59.37441    178.3962
                17.83217     47.3363   64.79062    185.9146
                17.83217    45.45513   65.06472    182.3942
                18.18182    44.06154   64.87614    184.5969
                17.83217    44.39637   65.34101     164.063
                17.83217    45.69603   62.45748    173.2467
04/30/00        18.18182    46.45599   64.45074    176.9101

Annulized Returns

HSD            -43.3%
Peers          -22.6%
S&P Hotel      -13.6%
S&P 500         20.9%


      Note: 52 Week High = $5.13, Low = $1.88; Pre-Offer Price as Close of
                            Markets 3/23/00 = $2.69


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SUMMARY STOCK PRICE PERFORMANCE
Through April 28, 2000

                                  [BAR CHART]


                1-Yr.                                   3-Yr.                               Since Oct-96
----------------------------------      -----------------------------------     -----------------------------------
                     S&P                                     S&P                                     S&P
                     Hotel    S&P                            Hotel    S&P                            Hotel    S&P
  HSD     Peers      Index    500         HSD     Peers      Index    500         HSD     Peers      Index    500
------    ------    ------    ----      ------    ------    ------    -----     ------    ------    ------    -----
-18.8%    -17.2%    -36.9%    7.3%      -43.3%    -22.6%    -13.6%    20.9%     -37.9%    -25.8%    -10.4%    23.0%

HSD closing price 4/28/00 = $3.25


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SUMMARY PERFORMANCE
Management Forecast
($Mil.)


                                 1998              1999             2000             2001         2002
                                ------            ------           ------           ------        ------
EBITDA                           $59.8             $94.6           $111.3           $114.6        $119.5

NOI                              $84.1            $127.6           $136.4           $140.1        $145.5

NOI Margin                       60.2%             57.1%            56.3%             56.7%         57.2%

EBITDA Margin                    42.3%             41.9%            46.1%             46.1%         46.6%

EBITDA to Interest                2.6x              1.8x             2.6x              2.8x          2.9x

Debt to EBITDA                   11.7x              5.2x             3.8x              3.8x          3.5x

Note: Stern Stewart revised management's projections due to improved 1st Qtr. 2000 profitability. 2000 EBITDA = $114.0, 2001 EBITDA = $119.4 and 2002
       EBITDA = $124.2


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HOMESTEAD TOTAL MARKET VALUE TO SALES




              [BAR CHART]

Implied Multiple @ $4.10 = 4.4x


 1997      1998      1999      P/O Price
 ----      ----      ----      ---------
14.2x      6.2x      3.3x           3.6x


HSD 1999 Sales = $225.6M
P/O Price = Pre-Offer Price, i.e., $2.69


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TOTAL MARKET VALUE TO SALES

                                  [Bar Chart]

                        Implied Multiple @ $4.10 = 4.4x

6X
      4.7x
              4.1x
4X                              3.6x               Median
                                                    4.1x

2X
                        1.8x

0X

      CNDL    ESA       SLAM    HSD






Based on 1999 sales and stock prices as of 4/28/00
HSD Multiple Based on Pre-Offer Price, i.e., $2.69



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HOMESTEAD TOTAL MARKET VALUE TO EBITDA


                                  [BAR CHART]

15x             42.9x
                                14.7x
                                               Implied Multiple @ $4.10 = 10.5x
12x


 9x                                                      8.7x
                                           7.9x

 6x


 3x


 0x
                1997            1998      1999          P/O Price


HSD 1999 EBITDA = $94.6M
P/O Price = Pre-Offer Price, i.e., $2.69

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TOTAL MARKET VALUE TO EBITDA     [Bar Chart]
                                        Implied Multiple $4.10 = 10.5



15x
                11.8x           8.2x            4.4x           8.7x     Median
12x                                                                     8.2x

 9x

 6x

 3x

 0x

                CNDL            ESA             SLAM            HSD

Based on 1999 EBITDA and stock prices as of 4/28/00
HSD Multiple Based on Pre-Offer Price, i.e., $2.69

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HOMESTEAD TOTAL MARKET VALUE TO TOTAL BOOK VALUE

                                  [Bar Chart]

                                        Implied Multiple @ $4.10 = 0.91x




1.2x            1.14x

1.0x

0.8x
                                0.75x                           0.75x
                                               0.69x
0.6x

0.4x

0.2x

0.0x

                1997            1998           1999           P/O Price

HSD 1999 Total Book Value = $1,096.0M
P/O Price = Pre-Offer Price, i.e., $2.69

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TOTAL MARKET VALUE TO TOTAL BOOK VALUE


                                  [BAR CHART]

1.5x                            Implied Multiple @ $4.10 = 0.91x

          1.01x
1.0x                                                             Median
                         0.96x                                    0.96x
                                                        0.75x
                                          0.60x
0.5x

0.0x
          -----           ---             ----            ---
           CNDL           ESA             SLAM            HSD


Based on book value and stock prices as of 4/28/00
HSD Multiple Based on Pre-Offer Price, i.e., $2.69


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RECENT LODGING TRANSACTIONS

-------------            -----------------------            ------------------              ------    ------   ------    -------
Announcement                                                                                TMV/      TMV/     TMV/       TMV/
   Date                  Acquirer                           Target                          Sales     EBIT     EBITDA     Book
-------------            -----------------------            ------------------              ------    ------   ------    -------
05-Jan-98                Meditrust Acquisition Co           La Quinta Inns Inc              6.32x     16.56x   12.48x     2.19x

23-Mar-98                Felcor Lodging Trust Inc           Bristol Hotel Co                3.94x     19.39x   13.71x     1.34x

11-Jun-99                Humphrey Hospitality               Supertel Hospitality Inc        2.09x      8.55x    6.22x     1.15x

12-Jul-99                Accor SA                           Red Roof Inns Inc               3.27x     11.07x    8.01x     1.25x

07-Sep-99                Hilton Hotels Corp                 Promus Hotel Corp.              4.52x     11.99x    9.03x     2.77x

-------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                        4.03x     13.51x    9.89x     1.74x

Median                                                                                      3.94x     11.99x    9.03x     1.34x

Low                                                                                         2.09x      8.55x    6.22x     1.15x

High                                                                                        6.32x     19.39x   13.71x     2.77x
===============================================================================================================================

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RECENT LODGING TRANSACTIONS
$Mil. Except per Share Data



                       Trans. Multiples      HSD Value       HSD Value Per Share
                       ----------------      ---------       -------------------

                       Mean      Median    1999      2000      1999      2000
                       ----      ------    ----      ----      ----      ----

TMV/Sales              4.03x     3.94x    $225.6    $241.5     $3.65     $4.17

TMV/EBITDA             9.89x     9.03x     $94.6    $111.3     $3.37     $4.63

TMV/Total Book Value   1.74x     1.34x   $1096.0   $1043.9     $8.51     $7.93


                HSD Valuation Based on Median Transaction Values

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LODGING PREMIUMS PAID
1998 and 1999 Comparable Transactions

                                  [BAR CHART]

               N/A     17.7%    20.3%     26.0%     35.9%   52.4%
             Bristol   SPPR      PRH       RRI       LQI     HSD

 HSD Premium Based on Final Offer Price of $4.10 and Pre-Offer Price of $2.69

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WHAT IS EVA/R/?

EVA = NOPAT minus Capital Charge


               Economic  )    Profits in Excess
  Net           Value    )      of Investors'
Operating       Added    )    Required Returns
 Profit
 After         Capital   )
 Taxes         Charge    )    Minimum
(NOPAT)                  )    Required
                         )    NOPAT
                         )

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MEASURING WEALTH CREATION: MARKET VALUE ADDED(MVA)


                )       Market Value )
                )          Added     )  MVA = Present Value of
                )                    )        Future EVA/R/
Total Market    )
    Value       )                    )
                )       Capital      )
                )                    )

            Market Value Added (MVA) = Total Market Value - Capital
     MVA measures management's success in creating wealth for stockholders

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EVA/R/ AND MVA
($Mil)


                MVA                                EVA
               ($376)                             ($56)
 Total
 Market
 Value*                              NOPAT
  $821                                $33
                                                   Capital
               Capital                             Charge
               $1,197                               $90

Note: Capital, NOPAT and EVA for fiscal 1999, Cost of Capital = 8.2%
      Numbers may not add due to rounding
* Based on stock price = $2.69 as at 3/23/00

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EVA(R) versus MVA

                                      EVA
                                      ---

          1997                       1998                     1999
          ----                       ----                     ----
         ($16.5)                    ($31.7)                  ($56.4)



                                      MVA
                                      ---

          1997                       1998                     1999
          ----                       ----                     ----
          $115                      ($281)                   ($446)






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MVA: PRE-OFFER VERSUS FINAL PRICE
($Mil.)

                               Pre-Offer @ $2.69

             Total Market Value                      $821

             MVA                                    ($376)

             Capital                                $1,197



                              Final Offer @ $4.10

             Total Market Value                      $997

             MVA                                    ($200)

             Capital                                $1,197


              MVA and Shareholder Wealth Increase = $176 million





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BETA

                                                                  HSD
                                                                  ---

        Barra                                                     0.87

        Peer Portfolio[1]                                         0.85

        Peer & Industry Portfolio[2]                              0.91



              Beta Used to Determine Cost of Capital: 0.85-to-0.91


/1/ Based on portfolio of extended stay peers; CNDL, ESA, SLAM & HSD /2/ Based on portfolio of 18 lodging companies


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WEIGHTED COST OF CAPITAL


          Cost
           of
         Capital                                                  Cost of Equity
                                 7.8% - 8.7%                       10.3% - 12.4%







                                                                 Cost of Capital



                                                                    Cost of Debt
                                                                        =9.5%



                                    55%             Debt as % of Market Value


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EVA(R) : HISTORICAL AND PROJECTED
Management Projections, Revised
($Mil.)

                                  [BAR CHART]

          '97           '98          '99          '00           '01          '02          '03          '04           '05
          ---           ---          ---          ---           ---          ---          ---          ---           ---
EVA   (16,453)      (31,735)     (56,350)     (52,538)      (47,684)     (42,734)     (39,159)     (35,144)      (31,075)

          '06          '07           '08          '09
          ---          ---           ---          ---
EVA   (26,951)     (22,771)      (18,533)     (14,235)


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EVA/R/ VALUATION
($Mil.)

                            Growth
                             $506



             Total
            Market           EVA
             Value       Capitalized         )
            $1,018          ($685)           )
                                             )     Current
                                             )    Operations
                            Total            )      $512
                           Capital           )
                           $1,197

                 Growth Value/Total Market Value = 49.7%

                           Stock Price = $4.31

          Valuation Based on Cost of Capital = 8.2%
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EVA(R)VALUATION: MANAGEMENT FORECAST
($Mil.)


                    Capitalized Current EVA                         (684.9)

                    Capital                                        1,145.8

                    PV of NOL Tax Savings                             28.1

                    Proceeds from Additional Land Sales                4.8

                    Non-operating Cash                                18.5
                    ------------------------------------------------------
                    Current Operations Value                         512.3

                    PV of EVA Improvement                            505.8
                    ------------------------------------------------------
                    EVA Valuation                                  1,018.1

                    Total Debt                                       487.6

                    Total Warrants                                    13.7
                    ------------------------------------------------------
                    Equity Value                                     516.8

                    Total Shares                                     120.0


                               Stock Price=$4.31

Valuation Based on Cost of Capital =8.2%

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DISCOUNTED EVA(R) SENSITIVITY

--------------------------------------------------------------------------------
                              Management Forecast
--------------------------------------------------------------------------------

                                                     Beta
                                     ---------------------------------------
Risk Premium                          0.85[a]        0.87[b]         0.91[c]
                                     -----          -----           -----

                       5%            $4.85          $4.78           $4.67

                       6%            $4.38          $4.31           $4.19

                       7%            $3.96          $3.89           $3.76

--------------------------------------------------------------------------------
                         Management Forecast - Revised
--------------------------------------------------------------------------------
                                                     Beta
                                     ---------------------------------------
Risk Premium                          0.85[a]        0.87[b]         0.91[c]
                                     -----          -----           -----

                       5%            $5.45          $5.38           $5.25

                       6%            $4.94          $4.86           $4.73

                       7%            $4.48          $4.40           $4.27


[a] Based on portfolio of extended stay peers; CNDL, ESA, SLAM & HSD [b] Barra Beta
[c] Based on portfolio of 18 lodging companies


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HOMESTEAD GROWTH VALUE AS % OF TOTAL VALUE


                                   [BAR GRAPH]

                  1997     1998     1999    Pre-Offer    Final Price
                  ----     ----     ----    ---------    -----------
                   38%      21%      32%       38%           49%


              -----------------------------------------------------
Stock Price     $15.06    $4.50    $2.13      $2.69         $4.10
              -----------------------------------------------------

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PEER GROWTH VALUE AS % OF TOTAL VALUE

                                  [BAR CHART]

                                                  Peer Median = 10%

                    28%       10%       -43%          49%
                    CNDL      ESA       SLAM      HSD @ $4.10

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HPT SALE & LEASEBACK


                                                   Implied Value/Room = $10,556

                                 Difference                |
                                 $1.60/Share               |
                                                           V

      Sale/Leaseback
       Implied Price                                  x 2,413 Rooms Sold
        Per Share                  HSD                  =$25.5 Million
         = $4.29                 Pre-Offer              Exposure to HTP
                                   Price
                                  = $2.69

       1999 S&L                    HSD
     Selling Price/            Share Price
       Property


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INDUSTRY SALE & LEASEBACK TRANSACTIONS


-------------------------------------------------------------------------------------------------------------------------------
                                                                        Date of
Name                      Rooms         Selling Price   SPPR             Sale             Buyer Name                   Seller
-------------------------------------------------------------------------------------------------------------------------------
Candlewood Suites          558          $36,000,000     $64,516         1/5/98    Hospitality Properties Trust          CNDL

Candlewood Suites          500          $29,900,000     $59,800        5/27/98    Hospitality Properties Trust          CNDL

Candlewood Suites          473          $26,000,000     $54,968        1/25/98    Hospitality Properties Trust          CNDL

Candlewood Suites         2,014        $108,945,316     $54,094           1998    Hospitality Properties Trust          CNDL

Sierra Suites              315          $16,800,000     $53,333       10/15/98    Sierra Hotel Associates LP         Innkeepers
                                                                                                                      USA Trust

Homestead Village         2,413        $145,000,000     $60,091        2/23/99    Hospitality Properties Trust          HSD

Weighted Mean                                           $57,811
---------------------------------------------------------------


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INDUSTRY SALE & LEASEBACK VALUATION
($MIL.)



        For Sale Properties (28)                                 84.3

        Sale-Leaseback Properties (18)                          145.0

        Other Properties (90)                                   689.8
        -------------------------------------------------------------
        Property and Equipment                                  919.1

        PV of NOL Tax Savings                                    28.1

        Proceeds from Additional Land Sales                       4.8

        Cash and Cash Equivalents                                20.6

        Deposit                                                  16.1
        -------------------------------------------------------------
        Total Value                                             988.6

        Total Debt                                              487.6

        Total Warrants                                           13.7
        -------------------------------------------------------------
        Equity Value                                            487.3

        Total Shares                                            120.0

                 HSD Valuation Based on 1999 S&L = $4.06/Share


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SALE & LEASEBACK VALUATION
($Mil.)


        For Sale Properties (28)                                          84.3

        Sale-Leaseback Properties (18)                                   145.0

        Other Properties (90)                                            717.0
        ----------------------------------------------------------------------
        Property and Equipment                                           946.3


        PV of NOL Tax Savings                                             28.1

        Proceeds from Additional Land Sales                                4.8

        Cash and Cash Equivalents                                         20.6

        Deposit                                                           16.1
        ----------------------------------------------------------------------
        Total Value                                                    1,015.8

        Total Debt                                                       487.6

        Total Warrants                                                    13.7
        ----------------------------------------------------------------------
        Equity Value                                                     515.5

        Total Shares                                                     120.0


                 HSD Valuation Based on 1999 S&L = $4.29/Share

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IMPLIED VALUE PER ROOM

                             [BAR CHART]

        52 Week         Pre-            First           Final
          Low          Offer            Offer           Price

         $1.88         $2.69            $3.40           $4.10
         -----         -----            -----           -----
         $35.4         $40.8            $45.5           $50.1


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